Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report on Form 10-K of m-Wise, Inc. (the "Company") for the fiscal year ended December 31, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Gabriel Kabazo, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, that, to the best of his knowledge:
(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Bank.

By: /s/ Gabriel Kabazo
Gabriel Kabazo
Chief Financial Officer
March 31, 2009